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                                                                      Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, File No. 333-40946 and File No. 333-59014, and previously filed Form S-3 Registration Statement, File No. 333-72318.



                            /s/ ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
December 20, 2001


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